UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2016

Golub Capital Investment Corporation

(Exact name of Registrant as Specified in Its Charter)

MARYLAND	000-55696	47-1893276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Wacker Drive, Suite 800, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 205-5050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 22, 2016, Golub Capital Investment Corporation will host a conference call to discuss its financial results for its fourth fiscal quarter ended September 30, 2016. In connection therewith, Golub Capital Investment Corporation is providing an investor presentation to the shareholders of record as of September 30, 2016. A copy of the investor presentation is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

99.1       Golub Capital Investment Corporation Fourth Quarter 2016 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital Investment Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital Investment Corporation

Date:	November 21, 2016	By:	/s/ Ross A. Teune
		Name:	Ross A. Teune
		Title:	Chief Financial Officer